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                                                                    EXHIBIT 23.3
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 1, 1998 on the December 31, 1997 financial statements of Visigenic Software, Inc. included in Inprise Corporation's Form 10K filed with the Securities and Exchange Commission on March 31, 1999.



                                        /s/ Arthur Andersen LLP

San Jose, California
September 24, 1999